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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT:  JUNE 20, 1997


                        DAILEY PETROLEUM SERVICES CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
          DELAWARE                            1389                               76-0503351
(STATE OR OTHER JURISDICTION      (PRIMARY STANDARD INDUSTRIAL      (I.R.S. EMPLOYER IDENTIFICATION NO.)
      OF INCORPORATION)            CLASSIFICATION CODE NUMBER)
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              2507 NORTH FRAZIER
                 P.O. BOX 1863
                 CONROE, TEXAS                                     77305
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)






       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 350-3399


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                        EXHIBIT INDEX BEGINS ON PAGE 6.
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ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

         On June 20, 1997, Dailey Petroleum Services Corp., a Delaware corporation (the "Company"), acquired all of the outstanding capital stock of Air Drilling International, Inc., a Delaware corporation ("ADI"), and its subsidiaries (the "ADI Acquisition"), for a total purchase price of $29.6 million and the assumption of approximately $16.8 million of indebtedness of ADI
and its subsidiaries (the "ADI Debt").   The purchase price was determined
through arms-length negotiations between the parties. Contemporaneously with the ADI Acquisition, the Company also repaid certain of the outstanding ADI Debt plus accrued and unpaid interest aggregating $16.9 million, as well as outstanding indebtedness of the Company ("Existing Dailey Debt") pursuant to the Company's then-existing credit facility.

         ADI, through its subsidiaries, is a leading provider of underbalanced drilling services to the oil and gas drilling and geothermal industries. Through its subsidiaries, ADI provides underbalanced drilling equipment packages including compressors, boosters, and mist pumps, as well as the specially-trained personnel needed to operate the equipment. As part of the ADI Acquisition, the Company signed new employment agreements retaining
Mr. Chaman Malhotra and Mr. Tommy Ramsey, two key officers of ADI and its subsidiaries, who also sold their interests in ADI to the Company pursuant to the Stock Purchase Agreement (defined below).

          The ADI Acquisition was effected pursuant to a Stock Purchase and Sale Agreement dated May 8, 1997 (the "Stock Purchase Agreement"), by and between the stockholders and warrantholders of ADI and the preferred shareholders of Air Drilling Services, Inc., a subsidiary of ADI. The ADI Acquisition and the repayment of the ADI Debt and Existing Dailey Debt was funded utilizing the proceeds from a new $41.5 million term loan (the "Term Loan") and advances of approximately $7.0 million under a new $15 million line of credit (the "Revolving Credit Line"), with Wells Fargo Bank (Texas), National Association, as Agent, as well as existing cash of the Company of approximately $5.5 million. The terms of both the Term Loan and Revolving Credit Line are contained in an amendment to the Company's then-existing credit facility with Wells Fargo. The indebtedness under the Term Loan and Revolving Credit Line is secured by substantially all of the assets of the Company's and its domestic and Canadian subsidiaries, as well as a pledge of all of the outstanding capital stock such subsidiaries.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial statements of business acquired.

         To be filed by amendment. It is impracticable for the Company to provide as of the date of filing of this Form 8-K the required financial statements and pro forma information relating to the acquisition of ADI. Any such financial statements will be filed by amendment within 60 days from the date this Form 8-K is due.

         (b)     Pro forma financial information.

         To be filed by amendment. It is impracticable for the Company to provide as of the date of this Form 8-K the required financial statements and pro forma information relating to the acquisition of ADI. Any such financial statements will be filed by amendment within 60 days from the date this Form 8-K is due.

         (c)     Exhibits.

                 2.1 Stock Purchase and Sale Agreement dated May 8, 1997 (the "Stock Purchase Agreement"), by and among the Company, ADI, the Shareholders of ADI, and the Preferred Shareholders of Air Drilling Services, Inc. Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to the Stock Purchase Agreement have not been filed with this exhibit. The Schedules contain various items relating to the representations and warranties made by the Company and the ADI shareholders in the Stock Purchase Agreement. The Company agrees to furnish supplementally any omitted schedule to the Securities and Exchange Commission upon request.

                 2.2 First Amendment to Stock Purchase Agreement dated May 30, 1997, by and among the Company, ADI, the Shareholders of ADI, and the Preferred Shareholders of Air Drilling Services, Inc.

                 10.1 Escrow Agreement dated June 20, 1997, by and among the Company, the Shareholders and Warrantholders of ADI (the "Shareholders"), and U.S. Trust Company of Texas (the "Escrow Agent").

                 10.2 Third Amended and Restated Loan Agreement dated June 20, 1997 (the "Loan Agreement"), by and between the Company, the financial institutions from time to time a party thereto, and Wells Fargo Bank (Texas), National Association, as Agent.

                 10.3 Third Amended and Restated Commercial Security Agreement dated June 20, 1997, between Wells Fargo Bank (Texas), National Association, as Agent, the Banks from time to time a party to the Loan Agreement and the Company.





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                 10.4     Form of Guaranty Agreement dated June 20, 1997
                          between Wells Fargo Bank (Texas), National
                          Association, as Agent, the Banks from time to time a party to the Loan Agreement and each of the following subsidiaries of the Company: Dailey International, Inc.; Dailey Petroleum Sales Corp.; International Petroleum Sales Corp., Columbia Petroleum Services Corp., Dailey Worldwide Oil Tools, Corp., Dailey Environmental Remediation and Technologies, Inc., Air Drilling International, Inc., Air Drilling Services, Inc., Canadian Air Drilling Services Ltd., Specialty Testing and Consultants Ltd.;

                 10.5 Form of Security Pledge Agreement dated June 20, 1997, between Wells Fargo Bank (Texas), National Association, as Agent, the Banks from time to time a party to the Loan Agreement and each of the following: the Company; Air Drilling International, Inc., and Air Drilling Services, Inc.;

                 10.6 Form of Subsidiary Commercial Security Agreement dated June 20, 1997, between Wells Fargo Bank (Texas) National Association, as Agent, the Banks from time to time a party to the Loan Agreement and each of the following subsidiaries of the Company: Dailey International, Inc.; Dailey Petroleum Sales Corp.; International Petroleum Sales Corp., Columbia Petroleum Services Corp., Dailey Worldwide Oil Tools, Corp., Dailey Environmental Remediation and Technologies, Inc., Air Drilling International, Inc., Air Drilling Services, Inc., Canadian Air Drilling Services Ltd., and Specialty Testing and Consultants Ltd.;




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DAILEY PETROLEUM SERVICES
                                                  CORP.



Dated: July 7, 1997                     /s/ DAVID T. TIGHE
                                        ---------------------------------
                                        David T. Tighe
                                        Senior Vice President-Finance,
                                        Chief Financial Officer and
                                        Treasurer





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                                 EXHIBIT INDEX

2.1 Stock Purchase and Sale Agreement dated May 8, 1997 (the "Stock Purchase Agreement"), by and among the Company, ADI, the Shareholders of ADI, and the Preferred Shareholders of Air Drilling Services, Inc. Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to the Stock Purchase Agreement have not been filed with this exhibit. The Schedules contain various items relating to the representations and warranties made by the Company and the ADI shareholders in the Stock Purchase Agreement. The Company agrees to furnish supplementally any omitted schedule to the Securities and Exchange Commission upon request.

2.2 First Amendment to Stock Purchase Agreement dated May 30, 1997, by and among the Company, ADI, the Shareholders of ADI, and the Preferred Shareholders of Air Drilling Services, Inc.

10.1 Escrow Agreement dated June 20, 1997, by and among the Company, the Shareholders and Warrantholders of ADI (the "Shareholders"), and U.S. Trust Company of Texas (the "Escrow Agent").

10.2 Third Amended and Restated Loan Agreement dated June 20, 1997 (the "Loan Agreement"), by and between the Company, the financial institutions from time to time a party thereto, and Wells Fargo Bank (Texas), National Association, as Agent.

10.3 Third Amended and Restated Commercial Security Agreement dated June 20, 1997, between Wells Fargo Bank (Texas), National Association, as Agent, the Banks from time to time a party to the Loan Agreement and the Company.

10.4 Form of Guaranty Agreement dated June 20, 1997 between Wells Fargo Bank (Texas), National Association, as Agent, the Banks from time to time a party to the Loan Agreement and each of the following subsidiaries of the Company: Dailey International, Inc.; Dailey Petroleum Sales Corp.; International Petroleum Sales Corp., Columbia Petroleum Services Corp., Dailey Worldwide Oil Tools, Corp., Dailey Environmental Remediation and Technologies, Inc., Air Drilling International, Inc., Air Drilling Services, Inc., Canadian Air Drilling Services Ltd., and Specialty Testing and Consultants Ltd.

10.5 Form of Security Pledge Agreement dated June 20, 1997, between Wells Fargo Bank (Texas), National Association, as Agent, the Banks from time to time a party to the Loan Agreement and each of the following: the Company; Air Drilling International, Inc., and Air Drilling Services, Inc.;

10.6 Form of Subsidiary Commercial Security Agreement dated June 20, 1997, between Wells Fargo Bank (Texas) National Association, as Agent, the Banks from time to time a party to the Loan Agreement and each of the following subsidiaries of the Company: Dailey International, Inc.; Dailey Petroleum Sales Corp.; International Petroleum Sales Corp., Columbia Petroleum Services Corp., Dailey Worldwide Oil Tools, Corp., Dailey Environmental Remediation and Technologies, Inc., Air Drilling International, Inc., Air Drilling Services, Inc., Canadian Air Drilling Services Ltd., and Specialty Testing and Consultants Ltd.



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